UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2007

                         Renhuang Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                  0-24512                          88-1273503
          (Commission File Number)    (IRS Employer Identification Number)

                    No. 281, Taiping Road, Taiping District,
                      Harbin, Heilongjiang Province, 150050
                                   P. R. China
                    (Address of Principal Executive Offices)

                                +86-451-5762-0378
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure.

     On February 23, 2007, Renhuang Pharmaceuticals, Inc (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01   Financial Statements, Pro Form Financial Information and Exhibits.

(c)         Exhibits.


                                    EXHIBITS

Exhibit              Description
-------              ----------------------------------------------
99.1                 Press Release dated February 23, 2007.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Renhuang Pharmaceuticals, Inc.


Date: February 23, 2007              By: /s/ Shaoming Li
                                         ---------------------------------------
                                         Shaoming Li
                                         Chief Executive Officer and President


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